UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2019

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5750 New King Drive, Suite 320 Troy, MI 48098
(Address of principal executive offices)

Registrant's telephone number:  (833) 374-7282

No change
(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	SAUC	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on October 15, 2019, Diversified Restaurant Holdings, Inc., a Nevada corporation (the “Company”), received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market (the “Department”) stating that, due to the Company’s continued non-compliance with Nasdaq Listing Rule 5550(b)(2), which requires the market value of the Company's listed securities to be at least $35 million, the Department had determined to delist the Company’s securities from The Nasdaq Stock Market (“Nasdaq”) unless the Company timely requested a hearing before a Hearings Panel (“Panel”). The Company timely requested a hearing before the Panel, which took place on November 21, 2019. On November 29, 2019, the Company received a written decision from Nasdaq stating that the Panel had determined to grant the Company’s request for the continued listing of its securities on Nasdaq.

This decision is conditioned upon the Company completing, by February 28, 2020, the proposed merger (the "Merger") contemplated by the Agreement and Plan of Merger, dated November 6, 2019, among Patton Wings Intermediate Holdings, LLC, a Delaware limited liability company (“Parent”), and Golden Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Parent, and the Company. The details of the Merger were previously disclosed in the Company's Form 8-K filed on November 6, 2019 and Proxy Statement filed on November 25, 2019.
As previously disclosed, on June 6, 2019, the Company received a notice from the Department stating that, for the prior 30 consecutive business days, the closing bid price of the Company’s listed securities had been below the minimum of $1.00 per share required for continued inclusion on Nasdaq under Nasdaq Listing Rule 5550(a)(2) (the “Rule”). The notification letter stated that the Company would be afforded 180 calendar days to regain compliance with the Rule. On November 20, 2019, the Company received a written notice from Nasdaq stating that the Company regained compliance with the Rule, as the Company's common stock, for 10 consecutive business days, from November 6 through November 19, 2019, maintained a closing bid price of $1.00 or greater.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated:	December 4, 2019	By:	/s/ T. Michael Ansley
		Name:	T. Michael Ansley
		Title:	Acting President (Principal Executive Officer)